UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Storgatan 23C, 11455, Stockholm, Sweden

(Address of principal executive offices, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Appointment of Certain Officers.

On June 7, 2018, the Board of Directors of Neonode Inc. (the “Company”) designated Håkan Persson as President of the Company in addition to his current title of Chief Executive Officer.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2018, Neonode Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders. The following matters were considered and voted upon:

1.	Mr. Andreas Bunge was elected to the Board of Directors of the Company for a three year term as Class I director.

2.	Stockholders indicated their approval on the advisory vote related to named executive officer compensation.

3.	Stockholders indicated their choice of the option of every one year as the preferred frequency for the advisory vote on executive compensation.

4.	Stockholders ratified the appointment of KMJ Corbin & Company LLC to serve as the Company’s independent auditors for the year ended December 31, 2018.

5.	Stockholders approved the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of common stock at a ratio in the range of 1-for-5 to 1-for-15 in the discretion of the Board of Directors of the Company and to reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split.

6.	Stockholders approved the authorization of an adjournment of the Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 5.

The results of the vote were as follows:

Election of Director	Votes For	Withheld	Broker Non-Votes
Elect Mr. Andreas Bunge to a three year term to Board of Directors	22,178,209	285,040	16,103,913

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hold an advisory vote on executive compensation (the “Say-on-Pay” vote)	21,807,598	636,724	18,927	16,103,913

Proposal 3	Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
Hold an advisory vote on the frequency of the advisory vote on executive compensation (the “Say-on-Frequency” vote)	21,993,838	83,837	72,463	313,111	16,103,913

Proposal 4	Votes For	Votes Against	Abstentions
Ratification of Appointment of KMJ Corbin and Company	36,034,195	1,521,407	1,011,560

Proposal 5	Votes For	Votes Against	Abstentions
Amend the Certificate of Incorporation to effect a reverse stock split of common stock in the range of 1-for-5 to 1-for-15 and correspondingly reduce the number of authorized shares of common stock	34,006,701	4,249,059	311,402

Proposal 6	Votes For	Votes Against	Abstentions
Authorize adjournment, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 5	34,377,244	3,977,816	212,102

In light of the voting results on Proposal 3, the Board of Directors has determined that the Company will continue to include an advisory vote on executive compensation in the Company’s proxy materials every year until the next required advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s 2024 Annual Meeting of Stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

By:	/s/ Lars Lindqvist
Name:	Lars Lindqvist
Title:	Chief Financial Officer,
Vice President, Finance,
Treasurer and Secretary

Date: June 12, 2018

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